SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          April 14, 1999



               HOUSEHOLD CONSUMER LOAN TRUST 1996-2

           (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                       (Administrator of the Trust)
           (Exact name as specified in Administrator's charter)

                                                              To be
      Delaware                   0-21981              Applied For
(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-                                     Identification
tion of Administrator)                                     Number of
                                                           Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000

Item 5.  OTHER EVENTS.

     As provided for in Section 4.06 of the Pooling and Servicing Agreement (the "Pooling Agreement") for Household Consumer Loan Deposit Trust I (the "Trust"), as of March 15, 1999, the Pooling Agreement was amended to create two pools of assets within the Trust. All Receivables that were assigned to the Trust prior to the date of the amendment are contained in Pool 1. Those Receivables consist of revolving consumer loans. Receivables assigned to the Trust after the amendment will be designated as assets in Pool 1 or Pool 2. It is expected that Pool 2 will consist of both revolving and closed-end loans.

     The Pooling Agreement was also amended to assign each existing Series, and all Series issued in the future to a Group. All Series outstanding as of the date of the amendment (Series 1995-1, 1996-1, 1996-2, 1997-1, 1997-2,
1997-A, 1996-B and 1999-A) were assigned to Group 1. Series issued by the Trust after the amendment will be assigned to Group 1 or Group 2. Prior to the date of this report, Series 1999-A2, 1999-B2 and 1999-C2 were issued and assigned to Group 2.

     Collections on Receivables in Pool 1 will be allocated to make payments of principal and interest on each Series in Group 1, while collections on Receivables in Pool 2 will be allocated to make payments due on Series in Group 2. However, the amendment to the Pooling Agreement also provides that excess finance charges in both Pools will be shared among all Series, whether in Group 1 or Group 2. Excess finance charges from Group 2 will be available to reimburse investors in Series 1995-1, 1996-1, 1996-2, 1997-1 and 1997-2
for Series Participation Interest Charge-Offs at the time such Series terminates.

     These amendments to the Pooling Agreement did not affect the nature or type of assets supporting any existing Series and, for Series 1995-1, 1996-1, 1996-2, 1997-1 and 1997-2, will not delay an amortization event for any of such Series. In addition, the ratings assigned to the Series 1995-1, 1996-1, 1996-2, 1997-1 and 1997-2 certificates have not been impacted as a result of this amendment.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99 Statement to Series 1996-2 Participants with respect to the distribution on April 14, 1999 as provided for under Article
               V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-2 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on April 15, 1999 as provided for under Section 3.23 of the Indenture dated as of August 1, 1996 between Household Consumer Loan Trust 1996-2 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on April 15, 1999 as provided for under
               Section 5.04 of the Trust Agreement dated as of August 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank Delaware, as Owner Trustee.

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-2
                                      (Registrant)



                         By:   /s/ J. W. Blenke
                              J. W. Blenke
                              Authorized Representative

Dated: April 26, 1999
























                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-2
                                    (Registrant)




                         By:
                              J. W. Blenke
                              Authorized Representative

Dated:   April 26, 1999

                               EXHIBIT INDEX

Exhibit

Number    Exhibit                                                     Page


                                                                      6
99 Statement to Series 1996-2 Participants with respect to the distribution on April 14, 1999 as provided for under Article
          V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-2 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on April 15, 1999 as provided for under Section 3.23 of the Indenture dated as of August 1, 1996 between Household Consumer Loan Trust 1996-2 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on April 15, 1999 as provided for under
          Section 5.04 of the Trust Agreement dated as of August 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank Delaware, as Owner Trustee.














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